Ivy Variable Insurance Portfolios

Supplement dated July 31, 2020 to the

Ivy Variable Insurance Portfolios Prospectus

dated April 30, 2020

Effective immediately, the following replaces the second and third sentences of the first paragraph of the “Principal Investment Strategies” section for Ivy VIP Mid Cap Growth:

Under normal circumstances, the Portfolio invests at least 80% of its net assets in the securities of mid-capitalization companies, which, for purposes of this Portfolio, typically are companies with market capitalizations similar to those of issuers included in the Russell Midcap Growth Index over the last 13 months at the time of acquisition. As of June 30, 2020 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately $556.77 million and $47.97 billion.

Effective immediately, the following replaces the third and fourth sentences of the first paragraph of the “Principal Investment Strategies” section for Ivy VIP Small Cap Core:

For purposes of this Portfolio, small-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2000 Index over the last 13 months at the time of acquisition. As of June 30, 2020 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately $47.94 million and $5.94 billion.

Effective immediately, the following replaces the second and third sentences of the first paragraph of the “Principal Investment Strategies” section for Ivy VIP Small Cap Growth:

For purposes of this Portfolio, small-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2000 Growth Index over the last 13 months at the time of acquisition. As of June 30, 2020 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately $65.55 million and $5.94 billion.

Effective immediately, the following replaces the second and third sentences of the second paragraph of the “More about the Portfolios — Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy VIP Mid Cap Growth” section:

For purposes of this Portfolio, mid-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell Midcap Growth Index over the last 13 months at the time of acquisition. As of June 30, 2020 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately $556.77 million and $47.97 billion.

Effective immediately, the following replaces the first and second sentences of the second paragraph of the “More about the Portfolios — Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy VIP Small Cap Core” section:

For purposes of this Portfolio, small-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2000 Index over the last 13 months at the time of acquisition. As of June 30, 2020 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately $47.94 million and $5.94 billion.

Effective immediately, the following replaces the third and fourth sentences of the first paragraph of the “More about the Portfolios — Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy VIP Small Cap Growth” section:

For purposes of this Portfolio, small-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2000 Growth Index over the last 13 months at the time of acquisition. As of June 30, 2020 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately $65.55 million and $5.94 billion.

Supplement	Prospectus	1